                                                                   EXHIBIT 99.3

DEBTOR:  GREAT AQ STEAMBOAT, L.L.C.                CASE NUMBER:  01-10960 (EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED





In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached March Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ NICHOLAS J. DAVISON
----------------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR:  GREAT AQ STEAMBOAT, L.L.C.                CASE NUMBER:  01-10960 (EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to March Monthly Operating Report

16-Apr-02                 Summary Of Bank, Investment              Attachment 1
9:06AM                       & Petty Cash Accounts
Summary                    Great AQ Steamboat, L.L.C.
Great AQ                     Case No: 01-10960 (EIK)                  UNAUDITED
Steamboat, LLC              For Month Of March, 2002


                                   Balances
                               ------------------------------            Receipts &         Bank
                                  Opening          Closing               Disbursements      Statements          Account
Account                        As Of 3/01/02    As Of 3/31/02            Included           Included            Reconciled
-------                        -------------    -------------            -------------      -------------       ----------
American Queen Steamer           10,000.00       100,000.00              Yes                No - Not            Yes
Hibernia                                                                                    Concentration
Account # - 812-395-343                                                                     Account

American Queen                        0.00             0.00              No -               Not A Bank          No -
Petty Cash                                                               No Activity        Account             No Activity

16-Apr-02
9:07AM                      Receipts & Disbursements            Attachement 2-1
R&D - Hibernia             Great AQ Steamboat, L.L.C.
- AQ Steamer                 Case No: 01-10960 (EIK)                  UNAUDITED
                                    Hibernia
                         American Queen Steamer Account
                            Account # - 812-395-343
                            1 March 02 - 31 March 02


Opening Balance - 1 Mar 02
                               10,000.00


Receipts
                               90,000.00     From The Delta Queen Steamboat
                                             Company - Hibernia - DQ Master
                                             Cash Account (812-395-335)


                              ----------
                               90,000.00     Total Receipts


Disbursements



                              ----------
                                    0.00     Total Disbursements


Closing Balance - 31 Mar 02
                              100,000.00

16-Apr-02
9:08AM            Concentration & Investment Account Statements    Attachment 3
Summary                    Great AQ Steamboat, L.L.C.
Great AQ                     Case No: 01-10960 (EIK)
Steamboat, LLC              For Month Of March, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 19-APR-02 08:27:28
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: MAR-02

currency USD
Company=23 (AMERICAN QUEEN)


                                        PTD-Actual
                                         31-Mar-02
                                        ----------

Revenue
Gross Revenue                                 0.00
Allowances                                    0.00
                                        ----------
Net Revenue                                   0.00

Operating Expenses
Air                                           0.00
Hotel                                         0.00
Commissions                                   0.00
Onboard Expenses                         (5,152.00)
Passenger Expenses                       (9,619.21)
Vessel Expenses                          54,803.40
Layup/Drydock Expense                         0.00
Vessel Insurance                         68,988.41
                                        ----------
Total Operating Expenses                109,020.60

                                        ----------
Gross Profit                            (109,020.60)

SG&A Expenses
Sales & Marketing                             0.00
Start-Up Costs                                0.00
                                        ----------
Total SG&A Expenses                           0.00

                                        ----------
EBITDA                                  (109,020.60)

Depreciation                                  0.00

                                        ----------
Operating Income                        (109,020.60)

Other Expense/(Income)
Interest Income                               0.00
Interest Expense                         21,296.70
Equity in Earnings for Sub                    0.00
Reorganization expenses                       0.00
                                        ----------
Total Other Expense/(Income)             21,296.70

                                        ----------
Net Pretax Income/(Loss)                (130,317.30)

Income Tax Expense                            0.00

                                        ----------
Net Income/(Loss)                       (130,317.30)
                                        ==========

AMCV US SET OF BOOKS                                   Date: 18-APR-02 17:03:57
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: MAR-2

currency USD
Company=23 (AMERICAN QUEEN)


                                           YTD-Actual                YTD-Actual
                                            31-Mar-02                 22-Oct-01
                                          -------------             -------------

ASSETS

Cash and Equivalent                          100,000.00                 27,915.55

Restricted Cash                                    0.00                      0.00

Accounts Receivable                           18,533.71                100,111.04

Inventories                                  376,419.95                436,746.94

Prepaid Expenses                                   0.00                  1,126.00

Other Current Assets                          89,641.06                189,129.97
                                          -------------             -------------

Total Current Assets                         584,594.72                755,029.50


Fixed Assets                              76,449,630.83             76,449,630.83

Accumulated Depreciation                  (23,703,366.77)           (23,703,366.77)
                                          -------------             -------------

Net Fixed Assets                          52,746,264.06             52,746,264.06


Net Goodwill                                       0.00                      0.00

Intercompany Due To/From                  11,638,521.24             11,900,053.46

Net Deferred Financing Fees                  547,992.28                561,110.86

Net Investment in Subsidiaries                     0.00                      0.00

                                                                    -------------
Total Other Assets                        12,186,513.52             12,461,164.32
                                          -------------             -------------

Total Assets                              65,517,372.30             65,962,457.88
                                          =============             =============

AMCV US SET OF BOOKS                                   Date: 18-APR-02 17:03:57
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: MAR-2

currency USD
Company=23 (AMERICAN QUEEN)


                                               YTD-Actual               YTD-Actual
                                               31-Mar-02                19-Oct-01
                                             -------------             -------------

LIABILITIES

Accounts Payable                                  1,774.58                  5,469.58

Accrued Liabilities                             731,294.50                754,127.79

Deposits                                              0.00                     25.00
                                             -------------             -------------

Total Current Liabilities                       733,069.08                759,622.37


Long Term Debt                                        0.00                      0.00

Other Long Term Liabilities                           0.00                      0.00
                                             -------------             -------------

Total Liabilities                               733,069.08                759,622.37


OTHER

Liabilities Subject to Compromise            48,582,746.01             48,583,115.71
                                             -------------             -------------

Total Other                                  48,582,746.01             48,583,115.71


OWNER'S EQUITY

Common Stock                                      1,000.00                  1,000.00

Add'l Paid In Capital                         4,060,000.00              4,060,000.00

Current Net Income (Loss)                      (234,094.09)              (493,470.71)

Retained Earnings                            12,374,651.30             13,052,190.51

                                                                       -------------
Total Owner's Equity                         16,201,557.21             16,619,719.80
                                             -------------             -------------

Total Liabilities & Equity                   65,517,372.30             65,962,457.88
                                             =============             =============

                                                          BEGINNING                                              ENDING
AFFILIATE NAME                             CASE ID #       BALANCE            DEBITS           CREDITS          BALANCE

American Classic Voyages Co.               01-10954     22,410,666.55          485.75                --     22,411,152.30
AMCV Cruise Operations, Inc.               01-10967     (22,771,729.84)            --         60,947.23     (22,832,677.07)
The Delta Queen Steamboat Co.              01-10970     17,101,370.49       39,922.57        150,351.23     16,990,941.83
DQSB II, Inc.                              01-10974           (919.60)             --                --           (919.60)
Great Pacific NW Cruise Line, L.L.C        01-10977          5,552.79              --                --          5,552.79
Great River Cruise Line, L.L.C             01-10963       (167,391.63)             --                --       (167,391.63)
Great Ocean Cruise Line, L.L.C             01-10959        (14,507.47)             --                --        (14,507.47)
Cruise America Travel, Incorporated        01-10966     (3,165,198.27)             --                --     (3,165,198.27)
Delta Queen Coastal Voyages, L.L.C         01-10964        144,264.37              --                --        144,264.37
Cape Cod Light, L.L.C                      01-10962       (500,000.00)             --                --       (500,000.00)
Cape May Light, L.L.C                      01-10961     (1,640,241.44)             --                --     (1,640,241.44)
Project America, Inc.                      N/A             (15,864.24)             --                --        (15,864.24)
Oceanic Ship Co.                           N/A              (7,408.30)             --                --         (7,408.30)
Project America Ship I, Inc.               N/A             459,787.19              --                --        459,787.19
Great Hawaiian Properties Corporation      01-10971        (22,591.38)             --                --        (22,591.38)
American Hawaii Properties Corporation     01-10976         (1,496.24)             --                --         (1,496.24)
Great Independence Ship Co.                01-10969         (4,881.60)             --                --         (4,881.60)
                                                        -----------------------------------------------------------------
                                                        11,809,411.38       40,408.32        211,298.46     11,638,521.24
                                                        =================================================================

GREAT AQ STEAMBOAT, L.L.C.                               CASE #: 01-10960 (EIK)


ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


DETAIL:                                         0-30 DAYS     31-60 DAYS     61-90 DAYS    91+ DAYS       TOTAL

Paymentech Credit Card Processor                                                           18,398.71     18,398.71
American Express Credit Card Processor                                                                          --
Discover Credit Card Processor                                                                                  --
Diners Credit Card Processor                                                                                    --
Travel Agents                                                                                                   --
Crew Member                                                       135.00                                    135.00

                                                -----------------------------------------------------------------------
Total                                                  --         135.00             --    18,398.71     18,533.71
                                                =======================================================================


                                                                 ATTACHMENT # 7

                                 AMERICAN QUEEN
                               AP-STEAMER CHECKS
                              23-000-221300-00000

                                    MARCH-02

OUTSTANDING CHECKS:
         17707 Tashanda Morreno-Amber Hensley                    60.00
         17732 Peter Levaneur-Sally Ralicki                     100.00
         17768 Bryant Johnson-Kenshell Lang                      80.00
         17779 Mark King-Rosa Trumble                           170.00
         17820 Joe Willett-NARP                                  28.00
         17827 B. Grisham-AG Edwards                            100.00
         17828 Mark King                                        340.00
         17837 Daniel Smith-Anastastia Jones                     75.00
         17848 J. Hill-Neurosurgical Specialties                117.00
         17850 E. Newman- R. Ryan                               250.00
         17851 Louis Ford-SJ Beaulieau                          225.00
         17852 Jocelyn Beasley-Payoff Voucher                    95.47
         17853 Ben Vandeven                                      17.18
         17854 Matt Copeland                                     16.93
         17863 Julia Hill-Sears                                 100.00

         Total per G/L:                                        1774.58
                                                               =======


                                                                 ATTACHMENT # 8

DEBTOR:  GREAT AQ STEAMBOAT, L.L.C.                CASE NUMBER:  01-10960 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO MARCH MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Physical inventory counts have not been performed. Inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. An evaluation of fuel inventory pricing has been performed and carrying values have been adjusted accordingly. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.

2. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. The Debtor ceased operating its primary asset, the American Queen, on October 22, 2001. In connection therewith, the Debtor ceased accruing for its next scheduled lay-up, ceased recording depreciation, and has not adjusted related lay-up accrual or asset values pending the outcome of Chapter 11 proceedings.

4. The Debtor has been unable to negotiate acceptable contract terms with credit card processors other than its primary processor, Paymentech. Accordingly, the Debtor has written off prepetition receivables that cannot be processed for collection.